UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: January 12, 2015
(Date of earliest event reported)

Turtle Beach Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Summit Lake Drive, Suite 100
Valhalla, New York 10595
(Address of principal executive offices)
914-345-2255
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A is being filed as an amendment (“Amendment”) to the Current Report on Form 8-K (the “Initial 8-K”) filed by Turtle Beach Corporation (the “Company”) on January 12, 2015. The Company filed the Initial 8-K to report, among other things, the Company’s issuance of a press release updating its full year sales outlook for the fiscal year ended December 31, 2015.
This Amendment is being filed solely to indicate that the press release attached as Exhibit 99.2 to the Initial 8-K was “furnished” under Item 7.01 and not “filed” by the Company.
Any information required to be set forth in the Initial 8-K which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Initial 8-K. Accordingly, this Amendment should be read in conjunction with the Initial 8-K.

Item 7.01 - Regulation FD Disclosure
On January 12, 2015, the Company issued a press release updating its full year sales outlook for the Company for the fiscal year ended December 31, 2015 . The press release was previously filed as Exhibit 99.2 to the Initial 8-K and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in, and incorporated by reference into, this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.2	Press Release of the Company, dated January 12, 2015 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed on January 12, 2015).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURTLE BEACH CORPORATION

Date:	January 29, 2016	By:	/S/ JOHN T. HANSON
John T. Hanson Chief Financial Officer, Treasurer and Secretary